UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): August 22, 2011

TETRA Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-13455	74-2148293
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

24955 Interstate 45 North
The Woodlands, Texas 77380
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (281) 367-1983

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On August 22, 2011, the District Court of Harris County, Texas, 133rd Judicial District (the “Court”) issued a Preliminary Approval Order (the “Order”) preliminarily approving the settlement of a putative shareholder derivative action pending on behalf of TETRA Technologies, Inc. (the “Company”) captioned In re TETRA Technologies, Inc. Derivative Litigation, Cause No. 2008-23432, as set forth in the Stipulation of Settlement dated August 12, 2011 (the “Stipulation”). The Court ordered that the Company notify shareholders of the preliminary approval by inclusion of the notice of settlement of derivative action (the “Notice”) and the Stipulation as exhibits to a Current Report on Form 8-K filed with the Securities and Exchange Commission. Accordingly, copies of the Notice and Stipulation are filed as Exhibits 99.1  and 99.2, respectively, to this Current Report on Form 8-K. The settlement is subject to the final approval of the Court.

The original suits, filed by alleged stockholders purportedly on behalf of the Company between May 2008 and June 2008, were consolidated by the 133rd District Court on September 22, 2008. The suits named directors and certain officers of the Company as defendants. The factual allegations in the lawsuits mirrored those in a federal class action lawsuit that was settled in 2010. The claims were for breach of fiduciary duty, unjust enrichment, abuse of control, gross mismanagement and waste of corporate assets. The directors and officers named as individual defendants have denied expressly and continue to deny each and all of the claims and contentions alleged against them, and neither the individual defendants nor the Company have admitted any fault, wrongdoing or concession of liability in connection with the proposed settlement.

The Stipulation does not provide for the payment of monetary compensation to stockholders; rather, it provides for certain additions to the Company’s corporate governance policies and procedures and for the payment of plaintiff’s attorneys’ fees and litigation expenses, which will be paid by the Company’s D&O insurance coverage. The Court has set a settlement hearing date of October 17, 2011 to consider whether to grant final approval of the settlement, as described in the Notice. The foregoing summary of the settlement is qualified in its entirety by reference to the full text of the Stipulation, a copy of which is filed as Exhibit 99.2 to this Current Report on Form 8-K.

The Notice and the Stipulation can also be viewed on the Company’s website (www.tetratec.com) under the Investor Relations section.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Notice of Settlement of Derivative Action, Hearing Thereon and Right to Appear
99.2	Stipulation of Settlement dated August 12, 2011

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TETRA Technologies, Inc.

By:	/s/Bass C. Wallace, Jr.
Bass C. Wallace, Jr.
Sr. Vice President & General Counsel
Date: August 26, 2011

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Notice of Settlement of Derivative Action, Hearing Thereon and Right to Appear
99.2	Stipulation of Settlement dated August 12, 2011